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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Atlas America Public #12-2003 Limited Partnership
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                                        54-2113989
            --------                                        ----------
   (State or other jurisdiction of                        (IRS Employer
   Incorporation or organization)                       Identification No.)


                311 Rouser Road
          Moon Township, Pennsylvania                          15108
   ----------------------------------------                    -----
   (Address of principle executive offices)                  (Zip code)

                                 (412) 262-2830
                                 --------------
              (Registrant's telephone number, including area code)


           If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

           If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

           Securities Act registration statement file number to which this form relates (if applicable): 333-105811

Securities to be registered pursuant to Section 12(g) of the Act:

         Investor General Partner Units, Converted Limited Partner Units
                            And Limited Partner Units
         ---------------------------------------------------------------
                                (Title of Class)


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           Item 1:    DESCRIPTION OF REGSTRANT'S SECURITIES TO BE REGISTERED

           Information concerning "Description of Registrant's Securities to be Registered" with respect to Registrant's limited partnership interests is set forth in:

     o The Exhibits to the Registrant's Registration Statement on Form S-1, No. 333-105811;

     o The Exhibits to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, No. 333-105811;

     o The Exhibits to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, No. 333-105811; and

     o   The Registrant's Form 10-KSB for the year ended December 31, 2003.

All of this information is incorporated herein by reference except as set forth below.

           Item 2.  EXHIBITS

           Except as otherwise noted in the footnotes set forth below, the following documents are filed as exhibits to this registration statement:

4.1 (1) Certificate of Limited Partnership Agreement for Atlas America Public #12-2003 Limited Partnership

4.2 Amended and Restated Certificate and Agreement of Limited Partnership for Atlas America Public #12-2003 Limited Partnership

5.1 (2) Opinion of Kunzman & Bollinger, Inc. as to the legality of the Units.

8.1       (3) Opinion of Kunzman & Bollinger, Inc. as to tax matters.

10.1      Drilling and Operating Agreement with exhibits.

13.1 (4)  The Registrant's Form 10-KSB for the year ended December 31, 2003.

23.1      Consent of Grant Thornton, L.L.P

23.2      Consent of United Energy Development Consultants, Inc.

23.3      Consent of Wright & Company, Inc.

23.4      Consent of Kunzman & Bollinger, Inc.

99.1(5) The Exhibits to the Registrant's Registration Statement on Form S-1, No. 333-105811

99.2(6) The Exhibits to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, No. 333-105811

99.3(7) The Exhibits to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, No. 333-105811

----------------

(1) Incorporated by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.

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(2)      Incorporated by reference to Exhibit 5 to Pre-Effective Amendment No.
         2, filed September 5, 2003, to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.

(3) Incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 2, filed September 5, 2003, to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.

(4) Incorporated by reference to the Registrant's Form 10-KSB, excluding the exhibits, for the year ended December 31, 2003, filed March 29, 2004.

(5) Incorporated by reference to the Exhibits to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.

(6) Incorporated by reference to the Exhibits to Pre-Effective Amendment No. 1, filed July 28, 2003, to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 2, filed September 5, 2003, to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


           Atlas America Public #12-2003 Limited Partnership
     By:   Atlas Resources, Inc., Managing General Partner

     By:   /s/  Jack  L. Hollander                                April 23, 2004
           ---------------------------------------------------------------------
           Jack L. Hollander                                          Date
           Senior Vice President - Direct Participation Programs


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                                  EXHIBIT INDEX

4.1(1) Certificate of Limited Partnership Agreement for Atlas America Public #12-2003 Limited Partnership

4.2 Amended and Restated Certificate and Agreement of Limited Partnership for Atlas America Public #12-2003 Limited Partnership

5.1(2)    Opinion of Kunzman & Bollinger, Inc. as to the legality of the Units.

8.1(3)    Opinion of Kunzman & Bollinger, Inc. as to tax matters.

10.1     Drilling and Operating Agreement with exhibits.

13.1(4)   The Registrant's Form 10-KSB for the year ended December 31, 2003.

23.1      Consent of Grant Thornton, L.L.P

23.2      Consent of United Energy Development Consultants, Inc.

23.3      Consent of Wright & Company, Inc.

23.4       Consent of Kunzman & Bollinger, Inc.

99.1(5) The Exhibits to the Registrant's Registration Statement on Form S-1, No. 333-105811

99.2(6) The Exhibits to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement, No. 333-105811

99.4(7) The Exhibits to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, No. 333-105811

--------------
(1) Incorporated by reference to Exhibit 4(a) to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.
(2)        Incorporated by reference to Exhibit 5 to Pre-Effective Amendment No.
           2, filed September 5, 2003, to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.
(3)        Incorporated by reference to Exhibit 8 to Pre-Effective Amendment No.
           2, filed September 5, 2003, to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.
(4) Incorporated by reference to the Registrant's Form 10-KSB, excluding the exhibits, for the year ended December 31, 2003, filed March 29, 2004.
(5) Incorporated by reference to the Exhibits to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.
(6) Incorporated by reference to the Exhibits to Pre-Effective Amendment No. 1, filed July 28, 2003, to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.
(7) Incorporated by reference to Pre-Effective Amendment No. 2, filed September 5, 2003, to the Registrant's Registration Statement on Form S-1, No. 333-105811, filed June 3, 2003.